UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2026

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On July 21, 2026, OnFolio Holdings Inc., a Delaware corporation (the “Company”), and Paramount Helium, LLC, a Wyoming limited liability company (“Paramount”), entered into a Mutual Termination and Release Agreement (the “Termination Agreement”) to terminate, by mutual consent, the Binding Letter of Intent dated July 7, 2026 (the “LOI”), pursuant to which the Company proposed to acquire Paramount in a transaction structured as a merger or other business combination (the “Acquisition”).

Pursuant to the Termination Agreement, both parties agreed to terminate the LOI in its entirety and to fully and irrevocably release each other from any and all claims, demands, actions, causes of action, damages, liabilities, and obligations of any kind, whether known or unknown, arising from or relating to the LOI, the proposed Acquisition, or the negotiations leading thereto.

The Termination Agreement provides that the confidentiality obligations set forth in the Mutual Non-Disclosure Agreement between the parties dated June 10, 2026 shall survive the termination of the LOI and the Termination Agreement in accordance with its terms. In addition, certain provisions of the LOI, including those relating to confidentiality, transaction expenses, governing law, publicity, notices, amendment and waiver, severability, no third-party beneficiaries, entire agreement, survival, assignment, consent to jurisdiction, and waiver of jury trial, shall survive the termination of the LOI in accordance with their terms.

No termination penalties or further financial obligations will be incurred by either party, and each party shall bear its own fees, costs, and expenses incurred in connection with the Termination Agreement or the negotiations leading thereto.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 22, 2026, the Company issued a press release announcing the termination of the LOI described under Item 1.02 of this Current Report on Form 8-K. A copy of that press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Mutual Termination and Release Agreement dated July 21, 2026, by and between OnFolio Holdings Inc. and Paramount Helium, LLC.
99.1	Press Release issued by OnFolio Holdings Inc. on July 22, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Date: July 24, 2026	By:	/s/ Dominic Wells
Dominic Wells,
Chief Executive Officer

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